Rule 424 (b) (3) File No. 333-
101566

Effective January 24, 2005 Roche
Holdings Limited's American
Depositary Receipt (ADR) ratio
changed from 1:1 (one ADR
equaling one ordinary share) to
2:1 (two ADRs  equaling one
ordinary share).


No.
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one deposited Share)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR NON-VOTING
GENUSSSCHEINE
(NON-VOTING EQUITY
SECURITIES)
WITHOUT NOMINAL VALUE,
OF
ROCHE HOLDING LTD
(INCORPORATED UNDER THE
LAWS OF SWITZERLAND)

The Bank of New York, as
depositary (herein called the
Depositary), hereby certifies
that_________________, or
registered assigns IS THE OWNER
OF AMERICAN DEPOSITARY
SHARES
representing deposited mean non-
voting Genussscheine in bearer
form, without nominal value (herein
called Shares), of Roche Holding
Ltd, incorporated under the laws of
Switzerland (herein called the
Company).  At the date hereof, each
American Depositary Share
represents one Share deposited or
subject to deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the principal
Zurich office of UBS AG (herein
called the Custodian).  The
Depositarys Corporate Trust Office
is located at a different address than
its principal executive office.  Its
Corporate Trust Office is located at
101 Barclay Street, New York, N.Y.
10286, and its principal executive
office is located at One Wall Street,
New York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of an issue
(herein called Receipts), all issued
and to be issued upon the terms and
conditions set forth in the amended
and restated deposit agreement dated
as of December 5, 2002, as the same
may be amended from time to time
in accordance with its terms (the
Deposit Agreement), by and
among the Company, the Depositary,
and all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder, each of
whom by accepting a Receipt or any
interest therein agrees to become a
party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth
the rights of Owners and Beneficial
Owners of the Receipts and the
rights and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office
of the Custodian.
            The statements made
on the face and reverse of this
Receipt are summaries of certain
provisions of the Deposit Agreement
and are qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not defined
herein shall have the meanings set
forth in the Deposit Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
            Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by delivery
of Shares and any other securities,
property and cash to which the
Owner is then entitled in respect of
this Receipt to the Owner or as
ordered by the Owner.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Except for a sale of
Deposited Securities permitted under
Section 3.02, 4.02, 4.03, 4.04 or 6.02
of the Deposit Agreement or a
surrender of Deposited Securities to
the Company or its agent in
connection with a transaction to
which Section 4.08 of the Deposit
Agreement applies, the Depositary
shall not deliver Deposited Securities
except upon surrender and
cancellation of Receipts.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
            The transfer of this
Receipt is registrable on the books of
the Depositary at its Corporate Trust
Office by the Owner hereof in
person or by a duly authorized
attorney, upon surrender of this
Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses of the
Depositary and upon compliance
with such regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.
            As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender
of any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, the Company or the
Registrar may require payment from
the depositor of the Shares or the
presentor of the Receipt of a sum
sufficient to reimburse it for any tax
or other governmental charge and
any stock transfer or registration fee
with respect thereto (including any
such tax or charge and fee with
respect to Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof reasonably satisfactory to it
as to the identity and genuineness of
any signature and may also require
compliance with any reasonable
regulations the Depositary may
establish consistent with the
provisions of the Deposit Agreement
or this Receipt, including, without
limitation, this Article 3.
            The delivery of
Receipts against deposit of Shares
generally or against deposit of
particular Shares may be suspended,
or the transfer of Receipts in
particular instances may be refused,
or the registration of transfer of
outstanding Receipts generally may
be suspended, during any period
when the transfer books of the
Depositary are closed, or if any such
action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the
Deposit Agreement or this Receipt,
or for any other reason, subject to the
provisions of the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares which would
be required to be registered under the
provisions of the Securities Act of
1933 for the public offer and sale
thereof in the United States unless a
registration statement is in effect as
to such Shares for such offer and
sale.
            The Depositary will
use reasonable efforts to comply
with written instructions of the
Company not to accept for deposit
under the Deposit Agreement any
Shares identified in such instructions
at such time and under such
circumstances as may reasonably be
specified in such instructions in
order to facilitate the Companys
compliance with securities laws in
the United States.
4.	LIABILITY OF OWNER
OR BENEFICIAL OWNER FOR
TAXES.
            If any tax or other
governmental charge shall become
payable by the Custodian or the
Depositary with respect to any
Receipt or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.
The Depositary may refuse to effect
any transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any
deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
            Every person
depositing Shares under the Deposit
Agreement shall be deemed thereby
to represent and warrant that such
Shares and each certificate therefor
are validly issued, fully paid, non-
assessable, and were not issued in
violation, and are free, of any
preemptive or similar rights of the
holders of outstanding Shares and
that the person making such deposit
is duly authorized so to do.  Every
such person shall also be deemed to
represent that such Shares are not,
and American Depositary Shares
representing such Shares would not
be, Restricted Securities.  Such
representations and warranties shall
survive the deposit of Shares and
issuance and delivery of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
            Any person
presenting Shares for deposit or any
Owner or Beneficial Owner of a
Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, or such
information relating to the
registration on the books of the
Company or the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties, as
the Depositary or the Company may
reasonably deem necessary or
proper.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
The Depositary may require that
Shares presented for deposit be
accompanied by evidence reasonably
satisfactory to the Depositary that
any necessary approval has been
granted by any governmental body
in Switzerland, if any, that is then
performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
            The following
charges shall be incurred by any
party depositing or withdrawing
Shares or by any party surrendering
Receipts or to whom Receipts are
issued (including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03 of
the Deposit Agreement), or by
Owners, as applicable: (1) taxes and
other governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to or from the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the terms of
the Deposit Agreement, (3) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement and the
surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, (6) a fee of $.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of the
Deposit Agreement, (7) a fee for the
distribution of securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this
clause 7 treating all such securities
as if they were Shares), but which
securities are instead distributed by
the Depositary to Owners, (8) a fee
of $.02 or less per American
Depositary Share (or portion thereof)
for depositary services, which will
accrue on the last day of each
calendar year and will be payable as
provided in clause 9 below;
provided, however, that no fee will
be assessed under this clause 8 to the
extent that a fee of $.02 was charged
pursuant to clause 6 above during
that calendar year and (9) any other
charges payable by the Depositary,
any of the Depositarys agents,
including the Custodian, or the
agents of the Depositarys agents in
connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with Section 4.06 of the
Deposit Agreement and shall be
collected at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting such
charge from one or more cash
dividends or other cash
distributions).
            The Depositary,
subject to Article 8 hereof, may own
and deal in any class of securities of
the Company and its affiliates and in
Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
            Unless instructed at
any time in writing by the Company
to immediately cease doing so, the
Depositary may, notwithstanding
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement (a Pre-
Release).  The Depositary may,
pursuant and subject to Section 2.05
of the Deposit Agreement, deliver
Shares upon the receipt and
cancellation of Receipts which have
been Pre-Released, whether or not
such cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation and agreement
from the person to whom Receipts or
Shares are to be delivered (the Pre-
Releasee) that such person, or its
customer (i) owns the Shares or
Receipts to be remitted, as the case
may be, (ii) assigns all beneficial
rights, title and interest in such
Shares or Receipts, as the case may
be, to the Depositary in its capacity
as such and for the benefit of the
Owners, and (iii) will not take any
action with respect to such Shares or
Receipts, as the case may be, that is
inconsistent with the transfer of
beneficial ownership (including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such Pre-
Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar
liquidity and security, (c) terminable
by the Depositary on not more than
five (5) Business Days notice, and
(d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of Shares represented
by American Depositary Shares
which are outstanding at any time as
a result of Pre-Releases will not
normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate. The
Depositary will also set Dollar limits
with respect to Pre-Release
transactions to be entered into
hereunder with any particular Pre-
Releasee on a case-by-case basis as
the Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its obligations to
the Owners under the Deposit
Agreement, the collateral referred to
in clause (b) above shall be held by
the Depositary as security for the
performance of the Pre-Releasees
obligations to the Depositary in
connection with a Pre-Release
transaction, including the Pre-
Releasees obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not, for the avoidance of doubt,
constitute Deposited Securities).
            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
            It is a condition of
this Receipt and every successive
Owner and Beneficial Owner of this
Receipt by accepting or holding the
same consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the laws
of New York; provided, however,
that the Depositary, notwithstanding
any notice to the contrary, may treat
the person in whose name this
Receipt is registered on the books of
the Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
            This Receipt shall not
be entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been
executed by the Depositary by the
manual or facsimile signature of a
duly authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual
signature of a duly authorized officer
of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
            The Company
currently furnishes the Securities and
Exchange Commission (hereinafter
called the Commission) with
certain public reports and documents
required by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
Such reports and documents will be
available for inspection and copying
by Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
            The Depositary will
make available for inspection by
Owners of Receipts at its Corporate
Trust Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also, when requested
in writing by the Company, send to
Owners of Receipts copies of such
reports when furnished by the
Company pursuant to the Deposit
Agreement.  Any such reports and
communications, including any such
proxy soliciting material, furnished
to the Depositary by the Company
shall be furnished or summarized in
English to the extent such materials
are required to be translated into, or
summarized in, English pursuant to
any regulations of the Commission.
            The Depositary will
keep books, at its Corporate Trust
Office, for the registration of
Receipts and transfers of Receipts
which at all reasonable times shall be
open for inspection by the Owners of
Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash distribution
by the Company on any Deposited
Securities, the Depositary will,
subject to the Deposit Agreement, as
promptly as practicable, convert
such dividend or distribution into
dollars and will distribute the
amount thus received (net of the fees
of the Depositary as provided in
Section 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto in
proportion to the number of
American Depositary Shares
represented by such Deposited
Securities held by them respectively;
provided, however, that in the event
that the Company or the Depositary
is required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes or other
governmental charges, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be
reduced accordingly.
            Subject to the
provisions of Sections 4.11 and 5.09
of the Deposit Agreement, whenever
the Depositary receives any
distribution other than a distribution
described in Section 4.01, 4.03 or
4.04 of the Deposit Agreement, the
Depositary will, as promptly as
practicable, cause the securities or
property received by it to be
distributed to the Owners entitled
thereto, after deduction or upon
payment of any fees and expenses of
the Depositary or any taxes or other
governmental charges, in proportion
to the number of American
Depositary Shares representing such
Deposited Securities held by them
respectively, in any manner that the
Depositary may deem equitable and
practicable for accomplishing such
distribution; provided, however, that
if in the opinion of the Depositary
such distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may, after
consultation with the Company to
the extent practicable, adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the
securities or property thus received,
or any part thereof, and the net
proceeds of any such sale (net of the
fees of the Depositary and transfer
fees as provided in Section 5.09 of
the Deposit Agreement) will be
distributed by the Depositary to the
Owners of Receipts entitled thereto
all in the manner and subject to the
conditions described in Section 4.01
of the Deposit Agreement.  The
Depositary may withhold any
distribution of securities under
Section 4.02 of the Deposit
Agreement if it has not received
reasonably satisfactory assurances
from the Company that the
distribution does not require
registration under the Securities Act
of 1933.
            If any distribution
consists of a dividend in, or free
distribution of, Shares, the
Depositary may, as promptly as
practicable, distribute to the Owners
of outstanding Receipts entitled
thereto, in proportion to the number
of American Depositary Shares
representing such Deposited
Securities held by them respectively,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary and
transfer fees as provided in
Section 5.09 of the Deposit
Agreement.  The Depositary may
withhold any such distribution of
Receipts if it has not received
reasonably satisfactory assurances
from the Company that such
distribution does not require
registration under the Securities Act
of 1933.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will use reasonable
efforts to sell the amount of Shares
represented by the aggregate of such
fractions and will distribute the net
proceeds, all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement.  If additional Receipts
are not so distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
            In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the
net proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.
13.	RIGHTS.
            In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company, shall have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such
rights on behalf of any Owners and
making the net proceeds available to
such Owners or, if by the terms of
such rights offering or for any other
reason, the Depositary may not
either make such rights available to
any Owners or dispose of such rights
and make the net proceeds available
to such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain Owners but
not to other Owners, the Depositary
may distribute to any Owner to
whom it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
            In circumstances in
which rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary will
make such rights available to such
Owner upon written notice from the
Company to the Depositary that
(a) the Company has elected in its
sole discretion to permit such rights
to be exercised and (b) such Owner
has executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.  In the case of
a distribution pursuant to this
paragraph, any depositary receipts
issued shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.
            If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees of the
Depositary and any other charges as
set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.
            If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners, it shall use reasonable
efforts to sell the rights, warrants or
other instruments in proportion to
the number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and shall distribute the net
proceeds of any such sales (net of
the fees of the Depositary and
expenses of sale and transfer as
provided in Section 5.09 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions
of the Deposit Agreement) to the
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.
            Except as otherwise
provided in the third preceding
paragraph, the Depositary will not
offer rights to Owners unless both
the rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to all Owners or are
registered under the provisions of
such Act.  Nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.
            The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or
any Owner in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian shall
receive foreign currency, by way of
dividends or other distributions or
the net proceeds from the sale of
securities, property or rights, and if
at the time of the receipt thereof the
foreign currency so received can in
the judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed, as
promptly as practicable, to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement.
            If such conversion or
distribution can be effected only
with the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
            If at any time the
Depositary shall determine that in its
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the
foreign currency (or an appropriate
document evidencing the right to
receive such foreign currency)
received by the Depositary to, or in
its discretion may hold such foreign
currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.
            If any such
conversion of foreign currency, in
whole or in part, cannot be effected
for distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
15.	RECORD DATES.
            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the Deposited
Securities, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, or
whenever for any reason the
Depositary and the Company cause a
change in the number of Shares that
are represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date (which shall be the same
as, or as near as practicable to, any
corresponding record date set by the
Company), with notice to the
Company, (a) for the determination
of the Owners of Receipts who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof,
(ii) entitled to give instructions for
the exercise of voting rights at any
such meeting or (iii) responsible for
any fees or charges assessed by the
Depositary pursuant to the Deposit
Agreement, or (b) on or after which
each American Depositary Share
will represent the changed number of
Shares, subject to the provisions of
the Deposit Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
            Upon receipt from the
Company of notice of any meeting
or solicitation of proxies or consents
of holders of Shares or other
Deposited Securities,  the Depositary
shall,  if requested in writing by the
Company, as soon as practicable
thereafter, mail to the Owners of
Receipts a notice, the form of which
notice shall be approved by the
Company, which shall contain
(a) such information as is contained
in such notice of meeting received
by the Depositary from the
Company, (b) a statement that the
Owners of Receipts as of the close of
business on a specified record date
will be entitled, subject to any
applicable provision of law and of
the Articles of Incorporation or
similar document of the Company
and the provisions of and governing
the Deposited Securities, to instruct
the Depositary as to the exercise of
the voting rights, if any, pertaining to
the amount of Shares or other
Deposited Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner in which
such instructions may be given or
deemed given in accordance with the
last sentence of this paragraph if no
instruction is received.  Upon the
written request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary for
such purpose (the Instruction
Date), the Depositary shall
endeavor insofar as practicable to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to such Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions. .  If (i) the
Company made a request to the
Depositary pursuant to Section 4.07
of the Deposit Agreement, (ii) the
Company has complied with the
following paragraph and (iii) no
instructions are received by the
Depositary from an Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the Instruction Date, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to the
Chairman of the Board of Directors
of the Company or to a person
designated by the Company with
respect to such Deposited Securities
and the Depositary shall give a
discretionary proxy to the Chairman
of the Board of Directors of the
Company or to a person designated
by the Company to vote such
Deposited Securities; provided, that
no such instruction shall be deemed
given and no such discretionary
proxy shall be given with respect to
any matter as to which the Company
informs the Depositary (and the
Company agrees to provide such
information as promptly as
practicable in writing, if applicable)
that (x) the Company does not wish
such proxy given, (y) substantial
shareholder opposition exists or (z)
such matter materially and adversely
affects the rights of holders of
Shares.
            In order to give
Owners a reasonable opportunity to
instruct the Depositary as to the
exercise of voting rights relating to
Deposited Securities, the Company
shall give the Depositary notice of
any such meeting or solicitation not
less than 30 days prior to the
meeting date or date for giving such
proxies or consents.  There can be no
assurance that Owners generally or
any Owner in particular will receive
the notice described in the preceding
paragraph sufficiently prior to the
Instruction Date to ensure that the
Depositary will vote the Shares or
Deposited Securities in accordance
with the provision set forth in the
preceding paragraph.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
            In circumstances
where the provisions of Section 4.03
of the Deposit Agreement do not
apply, upon any change in nominal
value, change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange, conversion
or otherwise, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, with the
Companys approval, and shall if the
Company so requests in writing,
execute and deliver additional
Receipts as in the case of a dividend
in Shares, or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
            Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates shall
incur any liability to any Owner or
Beneficial Owner if, by reason of
any provision of any present or
future law or regulation of the
United States, Switzerland or any
other country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future, of the
Articles of Incorporation or similar
document of the Company, or by
reason of any provision of or
governing any Deposited Securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God or war or terrorism or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed; nor shall
the Depositary or the Company or
any of their respective directors,
employees, agents or affiliates incur
any liability to any Owner or
Beneficial Owner of a Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a distribution
pursuant to Section 4.01, 4.02 or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.
            Neither the Company
nor the Depositary nor any of their
respective directors, employees,
agents or affiliates assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or Beneficial
Owners of Receipts, except that each
of the Company and the Depositary
agree to perform its obligations
specifically set forth in the Deposit
Agreement without gross negligence
or bad faith.
            The Depositary and
its directors, employees, agents and
affiliates shall not be subject to any
liability with respect to the validity
or worth of the Deposited Securities.
            Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates shall
be under any obligation to appear in,
prosecute or defend any action, suit,
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts on behalf of any Owner,
Beneficial Owner or other person,
and the Custodian shall not be under
any obligation whatsoever with
respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.
            Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates shall
be liable for any action or nonaction
by them in reliance upon the advice
of or information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by them in
good faith to be competent to give
such advice or information.
            The Depositary, the
Company and their respective
directors, employees, agents and
affiliates may rely and shall be
protected in acting upon any written
notice, request, direction or other
documents believed by them in good
faith to be genuine and to have been
signed or presented by the proper
party or parties.
            The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.
            The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection with
a matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability arises,
the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.
            No disclaimer of
liability under the Securities Act of
1933 is intended by any provision of
the Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
            The Depositary may
at any time resign as Depositary by
written notice of its election so to do
delivered to the Company, such
resignation to take effect  upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by 60 days prior written
notice of such removal, to become
effective upon the later of (i) the
60th day after delivery of the notice
to the Depositary or (ii) the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may, after consultation with
the Company to the extent
practicable, appoint a substitute or
additional custodian or custodians.
20.	AMENDMENT.
            The form of the
Receipts and any provisions of the
Deposit Agreement may at any time
and from time to time be amended
by agreement between the Company
and the Depositary without the
consent of Owners or Beneficial
Owners in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges (other
than taxes and other governmental
charges, registration fees and cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of 30 days after notice of
such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner and
Beneficial Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt or
any interest therein, to consent and
agree to such amendment and to be
bound by the Deposit Agreement as
amended thereby.  In no event shall
any amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby except in order
to comply with mandatory
provisions of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary at any
time at the direction of the
Company, shall terminate the
Deposit Agreement by mailing
notice of such termination to the
Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of
termination to the Company and the
Owners of all Receipts then
outstanding if at least 90 days have
passed since the Depositary
delivered to the Company a written
notice of its election to resign and a
successor depositary has not been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary,
(b) payment of the fee of the
Depositary for the surrender of
Receipts referred to in Section 2.05
of the Deposit Agreement, and
(c) payment of any applicable taxes
or governmental charges, be entitled
to delivery, to him or upon his order,
of the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination of the
Deposit Agreement, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof, and
shall not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination of the
Deposit Agreement, the Depositary
may sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of any
such sale, together with any other
cash then held by it thereunder,
unsegregated and without liability
for interest, for the pro rata benefit of
the Owners of Receipts which have
not theretofore been surrendered,
such Owners thereupon becoming
general creditors of the Depositary
with respect to such net proceeds.
After making such sale, the
Depositary shall be discharged from
all obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations
under the Deposit Agreement except
for its obligations to the Depositary
with respect to indemnification,
charges, and expenses.
22.	SUBMISSION TO
JURISDICTION.
            In the Deposit
Agreement, the Company has
submitted to the jurisdiction of any
state or federal court in the State of
New York in any suit or proceeding
arising out of or relating to the
Shares or Deposited Securities, the
American Depositary Shares, the
Receipts or the Deposit Agreement
may be instituted.
23.	DISCLOSURE OF
INTERESTS; LIMITATIONS ON
OWNERSHIP.
            Each Owner and
Beneficial Owner agrees to comply
with requests from the Company,
and to cooperate with the Depositary
in the Depositarys compliance with
any Company instructions in respect
thereof, which are made pursuant to
(i) the provisions of or governing the
Deposited Securities, (ii) any law,
rule or regulation applicable to the
Deposited Securities, (iii) the
Companys Articles of Incorporation
or (iv) any other corporate document
of the Company to provide
information as to the capacity in
which Owners or Beneficial Owners
owns American Depositary Shares
and regarding the nature of such
interest, all as if such American
Depositary Shares were to the extent
practicable the underlying Shares.
The Depositary agrees to use its
reasonable efforts to comply with
any such Company instructions, to
the extent permitted by applicable
law.


EMM-Receipt form only BNY Roche
Receipt form only BNY Roche- 1 -